SELECT*ANNUITY III

              INDIVIDUAL DEFERRED VARIABLE/FIXED ANNUITY CONTRACTS
                                    ISSUED BY
                    THE RELIASTAR SELECT VARIABLE ACCOUNT OF
                        RELIASTAR LIFE INSURANCE COMPANY

                         SUPPLEMENT TO PROSPECTUS DATED
                                 APRIL 30, 1999


            The information in the prospectus under the heading DISTRIBUTION OF THE CONTRACTS is deleted in its entirety and replaced with the following:


                          DISTRIBUTION OF THE CONTRACTS

            The Contracts will be distributed by the General Distributor, Washington Square Securities, Inc., 20 Washington Avenue South, Minneapolis, Minnesota 55401, which is an affiliate of ReliaStar Life. The Contracts will be sold by licensed insurance agents in those states where the Contracts can be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. Commissions and other distribution compensation will be paid by ReliaStar Life and will not result in any charge to Contract Owners or the Variable Account. Generally such payments will not exceed 8.0% of the purchase payments. In some cases a trail commission based on the Contract Value may also be paid.

March 1, 2000

              PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS.

Form No. 048206